                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 21, 2005
                                                        -----------------

                              --------------------

                             DARWIN RESOURCES CORP.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                     333-123081               38-0438502
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(State or Other Jurisdiction       (Commission              (IRS Employer
        of Incorporation)          File Number)           Identification No.)

455-5525 West Boulevard, Vancouver, B.C., Canada                       V6M 3W6
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  (Address of Principal Executive Offices)                            (Zip Code)

        Registrant's telephone number, including area code (604) 669-9740
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Prior to November 21, 2005, our business plan was focused on proceeding with the exploration of the Del and Howell mineral claims to determine  whether there are commercially  exploitable mineral reserves.

On or about  November 21, 2005,  our  management  was presented  with a business opportunity  by the management of a private  company with  operations in Florida named Health Benefits Direct  Corporation  ("HBDC") that upon evaluation  proved more  interesting than our previous  business plan. As a result,  our management suspended  its  efforts in  relation  to the  exploration  of the Del and Howell mineral claims and entered into negotiations with HBDC. After conducting its due
diligence  and  concluding   negotiations  it  was  determined  that  a  reverse
acquisition of HBDC was less speculative and contained  greater benefits for the company than the unproven  mineral claims.  In order to pursue this new business
opportunity,   we  terminated  our  exploration   activities  and  entered  into
negotiations for an Agreement of Merger and Plan of Reorganization.

In  contemplation  of a possible  transaction  with HBDC,  on November 21, 2005,
Darwin Resources Corp., a Nevada corporation ("Darwin-NV"), and Darwin Resources
Corp.,  a  Delaware   corporation  and  wholly-owned   subsidiary  of  Darwin-NV
("Darwin-DE"),  entered  into an Agreement  and Plan of Merger.  On November 22,
2005,  Darwin-NV merged with and into Darwin-DE,  so that Darwin Resources Corp.
and Darwin-DE  became a single  corporation  named Darwin  Resources  Corp. (the
"Surviving  Corporation"),  which exists under,  and is governed by, the laws of the State of Delaware (the "Merger").

As a result of the Merger,  all of the  assets,  property,  rights,  privileges, powers and franchises of Darwin-NV  became vested in and held and enjoyed by the
Surviving   Corporation  and  the  Surviving  Corporation  assumed  all  of  the obligations of Darwin-NV.

ITEM 3.03.     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Upon the  effectiveness  and as a  result  of the  Merger,  the  Certificate  of
Incorporation  and By-laws of Darwin-DE  became the Certificate of Incorporation and By-laws of the Surviving Corporation.

In  addition,  each  share of common  stock,  par value  $0.001  per  share,  of
Darwin-NV which was issued and outstanding  immediately  prior to the Merger was converted into  1.317663818  issued and outstanding  shares of common stock, par value $0.001 per share, of the Surviving  Corporation  ("Common Stock"), so that the  holders  of all of the  issued and  outstanding  shares of common  stock of
Darwin-NV immediately prior to the Merger are the holders of Common Stock of the
Surviving  Corporation.  All shares of Darwin-DE owned by Darwin-NV  immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

ITEM 5.03.     AMENDMENTS  TO ARTICLES OF  INCORPORATION  OR BY-LAWS;  CHANGE IN
               FISCAL YEAR.

On November 21, 2005, by written consent of the sole director, Darwin-NV amended
Section 13 of the By-laws of  Darwin-NV to permit  action as written  consent of shareholders to be taken by less than unanimous consent.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.  Exhibits
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 2.1         Agreement  and Plan of Merger,  dated  November 21,  2005,  between
             Darwin Resources Corp., a Nevada corporation,  and Darwin Resources
             Corp., a Delaware corporation

 2.2         Certificate of Ownership and Merger merging Darwin Resources Corp., a Nevada  corporation  into  Darwin  Resources  Corp.,  a  Delaware corporation

 2.3         Articles  of  Merger  merging  Darwin  Resources  Corp.,  a  Nevada corporation, into Darwin Resources Corp., a Delaware corporation

 3.1         Certificate of Incorporation

 3.2         By-laws

 3.3         Amendment  to  By-laws  of  Darwin   Resources   Corp.,   a  Nevada
             Corporation, Section 13

                                    SIGNATURE

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DARWIN RESOURCES CORP.

Dated: November 22, 2005            By: /s/ Robert Ferguson
                                        --------------------------------------
                                    Name:  Robert Ferguson
                                    Title: President and Chief Financial Officer